                                                                   EXHIBIT 99.10

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (I) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, (II) THE SALE IS MADE PURSUANT TO RULE 144 UNDER THE ACT, IF AVAILABLE, AND EXEMPTIONS FROM REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS OR (III) AN OPINION IS OBTAINED FROM COUNSEL TO THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL TO PREMIER LASER SYSTEMS, INC. THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.


                               CLASS D  WARRANT
                           TO PURCHASE COMMON STOCK
                                NO PAR VALUE OF
                          PREMIER LASER SYSTEMS, INC.


50,000 Warrants (Partial Shares)/1/                            February 25, 1998


     This certifies that Stanley Chang, M.D. ("Holder"), for value received, is entitled, subject to the other terms set forth below, to purchase from Premier Laser Systems, Inc., a California corporation (the "Company"), having a place of business at 3 Morgan, Irvine, California 92618, at any time from the Notice Date defined below until 5:00 P.M. (California time) on the ninetieth day following the Notice Date (the "Expiration Date"), unless earlier terminated pursuant to the provisions of Section 2.4 hereof, at which time this Warrant shall expire and become void, a fraction of a share, of the Company's Common Stock, no par value (the "Common Stock") in an amount determined pursuant to Section 2 below. The purchase or exercise price per share (the "Exercise Price") shall be one cent ($0.01) regardless of the number of Warrants which must be exercised to obtain a Warrant Share (as defined below).

_______________

/1/  (Does not represent 50,000 shares - See Paragraph 2 for computation.)

     The number and character of the securities purchasable upon exercise of this Warrant are subject to adjustment as provided in Section 3.3 hereof.

     This Warrant is subject to the following terms and conditions:

     1.   Exercise; Issuance of Certificates; Payment for Shares.

          1.1 Duration of Exercise of Warrant. This Warrant is exercisable at the option of Holder at any time from the Notice Date until 5:00 P.M. (California time) on the Expiration Date for all or a portion of the shares of Common Stock that may be purchased hereunder. This Warrant shall be exercised upon surrender to the Company of this Warrant properly endorsed with a completed and executed Subscription Agreement in the form attached hereto as Exhibit A, and upon payment in cash or cashier's check of the aggregate Exercise Price for the number of shares of Common Stock for which this Warrant is being exercised (the "Warrant Shares"). The Company agrees that any Warrant Shares purchased under this Warrant shall be deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the Warrant Shares so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company or its transfer agent at the Company's expense as soon as practicable after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Common Stock as may be reasonably requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder. If, upon exercise of this Warrant, fewer than all of the shares issuable upon exercise of this Warrant are purchased, one or more new warrants substantially in the form of, and on the terms contained in, this Warrant will be issued for the remaining number of shares not exercised.

          1.2 Securities to be Fully Paid; Reservation of Warrant Shares. The Company covenants and agrees that all Warrants and Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and such issuance will not violate any pre-emptive rights under applicable law, the Premier Articles of Incorporation or By-laws, contracts, or agreement, or otherwise. The Company covenants that it will at all times from the date hereof reserve and keep available a sufficient number of shares of its authorized but unissued Common Stock (or other securities) solely for issuance and delivery to Holder upon exercise of this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrants and Warrant Shares may be issued as provided herein without violation of any applicable law or regulation.

2.   Notice of Exercisability and Determination of Number of Warrant Shares.

          2.1 Condition to Exercise. This Warrant shall not become exercisable unless the Net Sales of Qualified Products (both as defined herein) for the twelve (12) month period ended December 31, 1999 (the "Determination Date") equal or exceed Eleven Million Six Hundred Dollars ($11,600,000). Except as set forth below, "Net Sales" shall mean net sales of Qualified Products as determined by generally accepted accounting principles, as consistently applied by Ophthalmic Imaging Systems ("OIS"). "Qualified Products" shall mean products sold by, and in connection with the current core business of OIS including: (i) products related to or arising out of such current core products; (ii) products under development as of the date hereof; and (iii) those same products if sold by any successor owner of OIS' operations. For the purposes of this Class D Warrant only, firm purchase orders or purchase agreements from purchasers seeking shipment of goods by December 31, 1999, and which are accompanied by at least a 10% deposit, shall be deemed to be December 1999 sales. As soon as practicable after the Determination Date, the Company shall determine the Net Sales of Qualified Products for the twelve (12) month period ended on the Determination Date and shall mail to the holder of the Warrant, and shall publish in a newspaper of national circulation a notice (the "Exercise Notice") stating whether this condition to exercisability has been met. The date of such mailing and publication is the "Notice Date."

          2.2 Shares Issuable. To determine the number of Warrant Shares for which the Warrant may be exercised, the Company shall determine the average Closing Price (as defined below) of the Common Stock for the (i) fifteen (15) consecutive trading days immediately preceding the Determination Date and (ii) the thirty (30) consecutive trading days ending fifteen (15) trading days prior to the Determination Date, and shall calculate the number of shares of the Common Stock, or fraction thereof, which could be purchased at the greater of such two average Closing Prices for a purchase price of twenty-five cents ($0.25). The result of this calculation shall be the "Share Factor." The Share Factor shall be multiplied by the number of Warrants stated on the first page of this Warrant to determine the number of whole shares for which this Warrant may be exercised. Fractional shares resulting from aggregate exercises shall be rounded to the nearest whole share.

          2.3 Notice. The Exercise Notice sent to the Holder shall state the number of Warrant Shares for which the Warrant has become exercisable.

          2.4 Exercise. If the Exercise Notice states that the condition stated in Section 2.1 has not been satisfied, then the Notice Date shall become the Expiration Date, this Warrant shall expire effective as of the Notice Date and the Holder shall have no further rights hereunder. If the Exercise Notice states the condition has been met, this

Warrant shall thereafter be exercisable for the number of whole shares determined as provided in Section 2.2 and specified in the applicable Exercise Notice.

          2.5  Closing Price. For purposes of any computation pursuant to this
Section 2, the term "Closing Price" for any day shall mean the last reported sale price, regular way, of the Common Stock, or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices, regular way, for such day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, but is traded on Nasdaq, the closing sale price of the Common Stock or, in case no sale is reported, the average of the closing bid and asked quotations for the Common Stock on Nasdaq, or any comparable system.

          3.   Certain Notices.

               3.1 Notice of Certain Events. If at any time after the Determination Date and before the Expiration Date:

               3.1.1 the Company shall declare any cash dividend upon its Common Stock;

               3.1.2 the Company shall declare any dividend upon its Common Stock payable in stock (other than a dividend payable solely in shares of Common Stock) or make any special dividend or other distribution to the holders of its Common Stock;

               3.1.3 the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               3.1.4 there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale or leases, exchanges or other conveyances (other than pledges, mortgages and liens related to loans) of substantially all of its assets to, another corporation;

               3.1.5 there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               3.1.6 any purchase, retirement, or redemption by the Company of its Common Stock;

then, in any one or more of said cases, the Company shall give to the registered holder of this Warrant, by the means specified in Section 8 herein, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, at least twenty (20) days' prior written notice of the date when the same shall take place; provided, however, that the Company shall not be required to send any notice pursuant to this Section 3.1 if the Company determines the condition in
Section 2.1 has not been met. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be. If Holder does not exercise this Warrant prior to the occurrence of an event described above, Holder shall not be entitled to receive the benefits accruing to then existing holders of Common Stock.

          3.2 Notice of Adjustment. Upon the happening of an event requiring an adjustment of the amount or the kind of securities or property purchasable hereunder, the Company shall forthwith give notice to the Holder which indicates the event requiring the adjustment, the adjusted number of Warrant Shares that may be acquired or the amount or kind of any such securities or property so purchasable upon exercise of this Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company's independent public accountant shall determine the method for calculating the adjustment and shall prepare a certificate setting forth such calculations, the reason for the methodology chosen, and the facts upon which such calculation is based. Such certificate shall accompany the notice to be provided to the Holder pursuant to this Section 3.2.

          3.3 Adjustment of Purchase Price and Number of Warrant Shares. The number and kind of securities that may be acquired upon the exercise of this Warrant shall be subject to adjustment following the Determination Date and prior to the earlier of the exercise of, or the Expiration Date of this Warrant, upon the happening of any of the following events:

               (a) Dividends, Subdivisions, Combinations, or Consolidations of Common Stock.

                   (i) In the event the Company shall declare, pay, or make any dividend upon its outstanding Common Stock payable in Common Stock or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Share Factor shall be adjusted so that the number of Warrant Shares that may thereafter be purchased upon the exercise of the rights represented hereby shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such dividend or subdivision. In case the Company shall at any time combine the outstanding shares of its Common Stock into a smaller number of shares of Common Stock, the Share Factor shall be adjusted so that number of Warrant Shares that may thereafter be acquired upon the exercise of the rights represented hereby shall be decreased in proportion to the decrease through such combination. In each case, the Exercise Price will not be adjusted.

                   (ii) If the Company declares, pays or makes any dividend or other distribution upon its outstanding Common Stock payable in securities or other property (excluding cash dividends and dividends payable in Common Stock, but including, without limitation, shares of any other class of the Company's stock or stock or other securities convertible into or exchangeable for shares of Common Stock or any other class of the Company's stock or other interests in the Company or its assets ("Convertible Securities")), a proportionate part of those securities or that other property shall be set aside by the Company and delivered to the Holder in the event that the Holder exercises this Warrant. The securities and other property then deliverable to the Holder upon the exercise of this Warrant shall be in the same ratio to the total securities and property set aside for the Holder as the number of Warrant Shares with respect to which this Warrant is then exercised as to the total number of Warrant Shares that may be acquired pursuant to this Warrant at the time the securities or property were set aside for the Holder.

                   (iii) If the Company shall declare a dividend payable in money on its outstanding Common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall, for purposes of this Warrant, be deemed to have been issued as a stock dividend subject to the adjustments set forth in Section 3.3 (a)(i).

                   (iv) If the Company shall declare a dividend payable in money on its outstanding common Stock and at substantially the same time shall offer to its shareholders a right to purchase new shares of a class of stock (other than Common Stock), Convertible Securities, or other interests from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of stock, Convertible Securities, or other interests so issued or transferred shall, for purposes of this Warrant, be deemed to have been issued or transferred shall, for purposes of this Warrant, be deemed to have been issued as a dividend or other distribution subject to Section 3.3.(a)(ii).

                   (v) If the Company shall declare a dividend payable in cash on its outstanding Common Stock, such dividend shall be deemed to have been issued as a dividend or other distribution subject to Section 3.3(a)(i).

               (b) Effect of Reclassification, Reorganization, Consolidation, Merger, or Sale of Assets.

                   (i) Upon the occurrence of any of the following events, the Company shall cause an effective provision to be made so that the Holder shall have the right thereafter, by the exercise of this Warrant, to acquire for the Exercise other securities, property and interests as would be issued or payable with respect to or in exchange for the number of Warrant Shares that are then purchasable pursuant to this Warrant as if such Warrant Shares had been issued to the Holder immediately prior to such event: (A) reclassification, capital reorganization, or other change of outstanding Common Stock (other than a change as a result of an issuance of Common Stock under Subsection 3.3(a)), (B) consolidation or merger of the Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock or the Warrant Shares issuable upon exercise of this Warrant), or (C) spin-off of assets, a subsidiary or any affiliated entity, or the sale, lease, conveyance (other than pledges, mortgages and liens related to loans) or exchange of a significant portion of the Company's assets taken as a whole, in a transaction pursuant to which the Company's shareholders of record are to receive securities or other interests in a successor entity. Any such provision made by the Company for adjustments with respect to this Warrant shall be as nearly equivalent to the adjustments otherwise provided for in this Warrant as is reasonably practicable. The foregoing provisions of this Section 3.3(b)(i) shall similarly apply to successive reclassifications, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, spin-offs, sales, leases or exchanges.

                   (ii) If any sale or exchange of all, or substantially all, of the Company's assets or business or any dissolution, liquidation or winding up of the Company (a "Termination of Business") shall be proposed, the Company shall deliver written notice to the Holder of this Warrant in accordance with
Section 3.2 hereof as a condition precedent to the consummation of that Termination of Business. If the result of the Termination of Business is that shareholders of the

Company are to receive securities or other interests of a successor entity, the provisions of Section 3.3(b)(i) above shall apply. However, if the result of the Termination of Business is that shareholders of the Company are to receive money or property other than securities or other interests in a successor entity, the Holder of this Warrant shall be entitled to exercise this Warrant and, with respect to any Warrant Shares purchasable pursuant to this Warrant so acquired, shall be entitled to all of the rights of the other shareholders of Common Stock with respect to any distribution by the Company in connection with the Termination of Business. In the event no successor entity is involved and
Section 3.3(b)(i) does not apply, all acquisition rights under this Warrant shall terminate at the close of business on the date as of which shareholders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with the Termination of Business; provided, that, in no event shall that date be less than 20 days after delivery
--------  ----
to the Holder of this Warrant of the written notice described above and in
Section 3.2 hereof. If the termination of acquisition rights under this Warrant is to occur as a result of the event at issue, a statement to that effect shall be included in that written notice.

          (c) Obligation of Successors or Transferees. The Company shall not effect any consolidation, merger, or sale or conveyance of assets within the meaning of Section 3.3(b)(i)(B)-(C) unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder pursuant to Section 8 herein, the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. In no event shall the securities received pursuant to this Section be registerable or transferable other than pursuant and subject to the terms of this Warrant.

          (d) Application of this Section. The provisions of this Section 3.3 shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Warrant either by its terms or by its exercise in full.

          (e) Definition of Common Stock. Unless the context requires otherwise, whenever reference is made in this Section 3.3 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean (i) the no par value Class A Common Stock of the Company, (ii) any other class of stock ranking on a parity with, and having substantially similar rights and privileges as the Company's no par value Class A Common Stock, and (iii) any Convertible Security convertible into either (i) or (ii). However, subject to the provisions of
Section 3.3(b)(i) above, Common Stock issuable upon the exercise of this Warrant shall include only shares of Common Stock designed as no par value Class A Common Stock of the Company as of the date of this Warrant.

          (f) Company-Held Stock. For purposes of Sections 3.3(a) above, shares of Common Stock owned or held at any relevant time by, or for the account of, the Company in its treasury or otherwise, shall not be deemed to be outstanding for purposes of the calculation and adjustments described therein.

     4. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of the Warrant shall be made without charge to Holder of any issue tax or other governmental charges in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then holder of the Warrant being exercised.

     5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company, until, and only to the extent that, this Warrant shall have been exercised. Except as provided in Section 3.1 in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. The Company covenants, however, that until the Termination Date, for so long as this Warrant remains at least partially unexercised, it will furnish the Holder with copies of all reports and communications furnished to the stockholders of the Company. No provisions hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of Holder shall give rise to any liability of Holder for the Exercise Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

     6. Registration Rights. Holder shall have registration rights with respect to the Warrant Shares issuable on exercise of this Warrant, as more fully set forth in that certain Registration Rights Agreement dated February 25, 1998 by and among the Company, Holder and others.

          Further, the Company shall, with a view to making available to the Holders of the Common Stock issuable upon exercise of the Warrant the benefits of certain rules and regulations of the Securities and Exchange Commission (the "Commission") (including, without limitation, Rule 144 under the Securities Act) which may permit the sale of such Warrant Shares to the public without registration, file required reports under Section 13 or 15(d), of the Securities Exchange Act of 1934, as amended (the "Exchange

Act"), use commercially reasonable efforts to make available to the Holders of such benefits, and in furtherance of (but without limiting) the foregoing:

          (a) make and keep public information available as those terms are defined in Rule 144 under the Securities Act or any successor provision thereto;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) so long as the Holders own any Warrants or Warrant Shares, furnish the Holders forthwith upon request a written statement by the Company as to compliance with the reporting requirements of Rule 144 or any successor provision thereto, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company with the Commission, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

     7. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     8. Notices. Any notice required or permitted under this Warrant shall be in writing and either delivered personally, telegraphed or telecopied or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five (5) business days after the date of mailing to the following address or facsimile number, or to such other address or addresses as such person may subsequently designate by notice given hereunder.

If to the Company:       Premier Laser Systems, Inc.
                         Attention:  Secretary
                         3 Morgan
                         Irvine, California 92618
                         Facsimile:  714 951-7218

with a copy to:          Paul, Hastings, Janofsky & Walker LLP
                         Attention: Peter J. Tennyson, Esq.
                         695 Town Center Drive, 17th Floor
                         Costa Mesa, California 92626-1924
                         Facsimile:  714 979-1921

If to Holder:            As Holder's address appears
                         on a register of Warrants
                         maintained by the Company's
                         transfer agent.

     9. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder.

     10. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     11.  Exchange, Assignment, Combination and Replacement of Warrants.

          (a) This Warrant is exchangeable, without expense other than as provided in this Section 11, at the option of the Holder upon the reasonable request, presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to acquire in the aggregate the same number of Warrant Shares that may be acquired hereunder.

          (b) All of the covenant and provisions of this Warrant by or for the benefit of the Holder shall be binding upon and shall inure to the benefit of, its successors and permitted assigns hereunder. This Warrant and all rights hereunder are transferrable and may be sold, transferred, assigned, or hypothecated upon surrender of this Warrant to the Company, together with a duly executed assignment in the form attached hereto as Exhibit B (the "Assignment Form"), whereupon the Company shall, without charge, execute and deliver a new Warrant containing the same terms and conditions of this Warrant in the name of the assignee as named in the Assignment Form, and this Warrant shall be canceled at that time. This Warrant, if properly assigned, may be exercised by a new Holder without first having the new Warrant issued.

          (c) This Warrant may be delivered or combined with other Warrants that carry the same rights upon the reasonable request, presentation and surrender of this Warrant at the office of the Company, together with a written notice signed by the Holder, specifying the names and denominations in which new Warrants are to be issued.

          (d) The Company will execute and deliver to the Holder a new Warrant of like tenor and date upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant; provided, that (i) in the case of loss, theft, or destruction, the Company receives a reasonably satisfactory indemnity or bond, or (ii) in the case of mutilation, the Holder shall provide and surrender this Warrant to the Company for cancellation.

          (e) Any new Warrant executed and delivered by the Company in substitution or replacement of this Warrant shall constitute a contractual obligation of the Company regardless of whether this Warrant was lost, stolen, destroyed or mutilated, and shall be enforceable by any Holder thereof.

          (f) The Holder shall pay all transfer and excise taxes applicable to any issuance of new Warrants under this Section 11.

     12. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, round such fractional shares to the nearest whole share.

     13. Best Efforts. The Company covenants that it will not, by amendment of its Articles of Incorporation or bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, reissue or sale of securities, or any other voluntary action, avoid or seek to avoid the observation or performance for any term of this Warrant, but will at all times in good faith assist in carrying out all those terms and in taking all action necessary or appropriate to protect the rights of the Holder against dilution or other impairment.

     14. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue, duly authorized fully paid and nonassessable Warrants and Common Stock and other securities issuable upon exercise of this Warrant from time to time and not in violation of any pre-emptive rights.



                            (Signature Page Follows)

                       [SIGNATURE PAGE - CLASS D WARRANT]


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer effective as of ________ __, 1998.

                              PREMIER LASER SYSTEMS, INC.



                              By:    /s/ COLETTE COZEAN
                                    -------------------------
                                    Colette Cozean, Ph.D.
                                    Chief Executive Officer

                                   EXHIBIT A

                          PREMIER LASER SYSTEMS, INC.
                             COMMON STOCK WARRANT

                        FORM OF SUBSCRIPTION AGREEMENT

                          (To be signed and delivered
                           upon exercise of Warrant)



PREMIER LASER SYSTEMS, INC.
3 Morgan
Irvine, California  92618

Attention:  Secretary

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _______________ shares of Common Stock (the "Stock") of Premier Laser Systems, Inc. (the "Company") and herewith makes payment of __________________________ Dollars ($________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, ______________, whose address is ____________________________________. A copy of the Exercise Notice (as defined in the Warrant) evidencing that the Warrant is exercisable for at least the number of shares covered by this agreement is attached.

     If the exercise of this Warrant is not covered by a registration statement effective under the Securities Act of 1933, as amended (the "Act"), the undersigned represents that:

     (i) the undersigned is acquiring such Stock for investment for his own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same;

     (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Stock;

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

     (iii) the undersigned has received all of the information the undersigned has requested from the Company and considers necessary or appropriate for deciding whether to purchase the shares of Stock;

     (iv) the undersigned has the ability to bear the economic risks of his prospective investment;

     (v) the undersigned understands and agrees that (A) he may be unable to readily liquidate his investment in the shares of Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Act and applicable state securities laws or is exempt from such registration or qualification, and that the Company is not required to register the same or to take any action or make such an exemption available except to the extent provided in the within Warrant; (B) the exemption from registration under the Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amounts, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144; and (C) among the conditions required for use of Rule 144 is the availability of current information to the public about the Company, and the undersigned understands that the Company has not made such information available and has no present plans to do so;

     (vi) the undersigned either (A) is familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Stock upon exercise of such Warrant may be made without registration under the Act or any applicable state securities and Blue Sky laws; and

     (vii) the address set forth below is the true and correct address of the undersigned.

                              -------------------------
                              (Name)
                              -------------------------
                              (Address)
                              -------------------------

                              -------------------------

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

     If said number of shares shall not be all the shares exercisable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the Warrants.

DATED:________________________



                                      ----------------------------------------
                                      (Name of holder must conform in all
                                      respects to name of holder as specified
                                      on the face of the Warrant or with the
                                      name of the assignee appearing on the
                                      assignment form attached hereto.)



                                      ----------------------------------------
                                                     (signature)

                                      ----------------------------------------
                                                     (print name)

                                      ----------------------------------------
                                                     (print title)


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

                                   EXHIBIT B

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the receipt and adequacy of which are each hereby confirmed, the undersigned,_____________________, hereby sells, assigns and transfers unto___________________ all of the undersigned's right, title and interest in and to an aggregate of __________ (___) warrants to purchase shares of the Common Stock of Premier Laser Systems, Inc. (the "Corporation) standing in the name of the undersigned on the books of the Corporation and evidenced by that certain Class __ Warrant, dated ________ __, ___ (the "Warrant"), and does hereby irrevocable constitute and appoint __________________ as attorney-in-fact to effect the reissue of the Warrant as necessary and the transfer of said Warrant on the books of the Corporation with full power of substitution upon presentation to the Corporation of this Assignment Form together with the Warrant.

Dated: ____________ __, ___


                         Signature:     ___________________________
                         Printed Name:  ___________________________


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